QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 19, 2002, included in Allegiance Telecom, Inc.'s Form 10-K (Registration Statement File No. 000-24509) for the year ended December 31, 2001, and to all references to our Firm included in this registration statement on Form S-8.

/s/ ARTHUR ANDERSEN LLP

Dallas, Texas,
April 15, 2002

QuickLinks

  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS